EXHIBIT 32.2

CERTIFICATION BY DAVID P. WILLIAMS
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Chief Financial Officer of Chemed Corporation (“Company”), does hereby certify that:

1)
the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2009 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	October 30, 2009	/s/ David P. Williams
David P. Williams
(Executive Vice President and Chief Financial
Officer)

E-28